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                                                                   EXHIBIT 10.19

                       JOINDER TO STOCKHOLDERS' AGREEMENT

      This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (the "JOINING PARTY") in accordance with
Section 4.21 of the Stockholders' Agreement dated as of February 27, 2004 (the "STOCKHOLDERS' AGREEMENT") (as the same shall be amended, supplemented or otherwise modified from time to time), among Solo Cup Investment Corporation and the parties set forth on the signature pages thereto and any other signatories added thereafter (including by the execution of a similar joinder agreement). Capitalized terms used, but not defined, in this Joinder Agreement shall have the meaning ascribed to those terms in the Stockholders' Agreement.

      The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall become a party to the Stockholders' Agreement as of the date hereof and shall have all of the rights and obligations of a Management Investor thereunder as if it had executed the Stockholders' Agreement directly as a Management Investor. The Joining Party hereby makes the representations and warranties set forth in Section 4.3(a) of the Stockholders' Agreement and agrees to be bound as a Management Investor by all of the terms, provisions and conditions contained in the Stockholders' Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

      Date: ____________, 2004


                                       JOINING PARTY:


                                       -------------------------------------

                                       By:
                                          ----------------------------------
                                       Name:
                                       Title:

Acknowledged and Accepted by:

SOLO CUP INVESTMENT CORPORATION


By:
   ---------------------------
Name:
Title: